UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS
 (Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005
 (Address of principal executive offices) (Zip code)

James A. Abate
48 Wall Street, Suite 1100
New York, New York 10005
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2015 – September 30, 2016

Item 1.  Reports to Stockholders.

CENTRE

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2016

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND
Investor Class (Ticker: DHGRX)
Institutional Class (Ticker: DHGLX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

CENTRE MULTI-ASSET REAL RETURN FUND
Investor Class (Ticker: DHMRX)
Institutional Class (Ticker: DHMUX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

September 30, 2016 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds annual report covering the one year period ended September 30, 2016. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management with distinction.

Each series of Centre Funds is a fundamentally-driven, actively managed fund in core investment strategies using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long-term growth of capital and is focused on blue-chip securities and risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income using active duration and interest rate management of U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Active U.S. Tax Exempt Fund

The Fund is a municipal securities fund that seeks to maximize investors’ total return through capital appreciation and current tax advantaged income using active duration management of a core portfolio of high quality and highly rated federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Multi-Asset Real Return Fund

The Fund is a tactical asset allocation fund structured as a “limited fund of funds” that seeks real return by using a systematic, flexible process of tactical allocation to broad asset classes, including U.S. and non-U.S. equities, fixed income securities, exchange-traded notes and exchange-traded funds with returns that track broad commodity indices or the price of gold bullion, real estate-linked securities, and cash and equivalents with the goal of preserving and growing investment capital in excess of inflation.

Centre Global ex-U.S. Select Equity Fund

The Fund is a Foreign (Global ex-U.S.) large capitalization core/blend stock fund that seeks long-term growth of capital and focuses on intrinsic value and strategic geographic allocation in portfolio construction. The Fund invests in international developed markets’ blue chip companies and emerging blue chips from the developing world. The Fund may complement its equity securities with foreign currency hedges when deemed tactically appropriate.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in a select number of investment strategies. We want investors to associate the Centre Funds brand with differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced Portfolio Managers with differentiated, consistent and repeatable investment processes. Our Portfolio Managers remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful, high quality information on all of our Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate
President, Centre Funds

Mutual fund investing involves risks, including loss of principal. Investors should consider a Fund’s investment objective, risks, charges and expenses carefully before investing. Any performance data quoted herein represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than any performance data provided herein. Each Fund’s Prospectus and most recent month-end performance, and answers to any questions you may have, can be obtained by calling 1-855-298-4236 or by visiting us online at www.centrefunds.com.

Annual Report | September 30, 2016	1

Centre American Select Equity Fund	Manager Commentary

September 30, 2016 (Unaudited)

For the one year period ended September 30, 2016, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 10.7 percent; the Institutional Share Class delivered a total return of 10.7 percent. The greatest contribution to relative performance over this period versus benchmark came from stock selection in the Technology, Consumer Discretionary, and Consumer Staples sectors. The greatest detractor to relative performance came from the amortization costs of certain hedges and other investments that we deemed to be capital protective in nature. That said, these capital protection hedges, namely protective put options1 on the S&P 500 Index, insulated the Fund from the same magnitude of drawdown as experienced by the overall stock market over this volatile period.

The process used by Centre Asset Management, LLC (“Centre” or the “Adviser”) to manage the Fund is to focus on each individual company's growth outlook and capacity to create shareholder value by utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA)2 framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company's value. In the shorter-term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. Centre may employ hedges and other capital protective strategies for the Fund when deemed appropriate in meeting its objective.

The market's trend over the last year or so has strongly suggested that a select group of blue-chip stocks is, indeed, emerging as an alternative to low and sometimes negative real interest rates earned on bonds and other investments. With bond yields so low and other asset classes disappointing, we continue to emphasize a “new Nifty-Fifty3” group of companies in the Fund leading us to concentrate the Fund in our best ideas and own a number of stocks at the lower end of our normal range for the Fund. As always with our process, we expect all companies in the Fund to make value-added reinvestments back into the business or wisely contract in an effort to improve efficiency, maintain positive sales growth, and achieve incremental improvements in profit margins4 and returns on capital5.

Our principal sector exposures over the period were in the Consumer Discretionary, Consumer Staples, and Technology sectors driven by what we viewed as the best bottom-up stock level opportunities. We maintain our general underweighting of the Financials sector, as a low interest rate environment, lack of spread6 between long and short term rates, credit conditions that are now beginning to deteriorate, regulatory scrutiny and increased capital requirements continue to depress returns on equity and intrinsic values for the banking industry. We have particular concern over the insurance industry due to the persistence of low interest rates. Aside from the continuation of a circular trap of low growth, deteriorating asset efficiency, and a decline in profit margins leaving the stock market highly vulnerable to a correction, we remain highly concerned that we lurch from an unexciting economic recovery straight into the next economic downturn with real interest rates already negative and debt levels high across corporations and the governmental level leading to deflation/recession regardless of the actions taken by the Federal Reserve. Despite our bottom-up optimism for the companies owned currently by the Fund, we are less enthusiastic about the prospects for capital gains in U.S. stocks as a whole. With capital protection from traditional diversification ebbing, we believe that our large capitalization valuation sensitive growth approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, remains positioned to perform well relative to less risk aware strategies.

[1]	Put option: A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[2]
Economic Value Added (EVA): An estimate of a firm's economic profit - being the value created in excess of the required return of the company's investors (being shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital. EVA® is a registered service mark of EVA Dimensions LLC.

[3]
Nifty-Fifty: The 50 stocks that were most favored by institutional investors in the 1960s and 1970s. Companies in this group were usually characterized by consistent earnings growth and high price-to-earnings ratios. Price-to-earnings ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

[4]	Profit margin: the amount by which revenue from sales exceeds costs in a business. Profit margin is calculated as net income divided by revenue, or net profits divided by sales.
[5]	Return on capital: Return on capital measures the return that an investment generates for capital contributors. Return on capital indicates how effective a company is at turning capital into profits.
[6]	Spread: the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

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Centre American Select Equity Fund	Manager Commentary

September 30, 2016 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Information Technology	30.89%
Consumer Discretionary	16.71%
Health Care	16.12%
Consumer Staples	11.68%
Industrials	10.46%
Materials	4.77%
Utilities	3.35%
Purchased Options	2.83%
Energy	1.76%
Financials	1.43%
Cash, Cash Equivalents, and Other	0.00%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2016

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2016
	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	0.34%	2.37%	4.67%	10.74%	8.35%	11.53%
S&P 500® Total Return Index	0.02%	3.85%	7.84%	15.43%	11.16%	14.77%
Centre American Select Equity Fund – Institutional Class	0.34%	2.28%	4.76%	10.74%	–	5.41%
S&P 500® Total Return Index	0.02%	3.85%	7.84%	15.43%	–	8.49%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Report | September 30, 2016	3

Centre Global ex-U.S. Select Equity Fund	Manager Commentary

September 30, 2016 (Unaudited)

For the one year period ended September 30, 2016, the Centre Global ex-U.S. Select Equity Fund, Investor Share Class, delivered a total return of 2.1 percent; the Institutional Share Class delivered a total return of 2.3 percent. The greatest contribution to relative performance over this period versus benchmark was from stock selection in the Asia Pacific region whilst the greatest detractor to relative performance came from an overweight posture as well as stock selection in Western Europe, most notably within the Financials sector.

Our process in managing the Fund is to focus on each individual company’s growth outlook and capacity to create shareholder value utilizing a bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA) framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets may often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges towards our target price. We analyze not only earnings, but we also strive to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect companies to invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that will create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation.

The differentiated stock selection process is combined with a smart beta1 approach to portfolio construction that is focused on Gross Domestic Product (“GDP”)-driven regional weightings rather than regional bias tied to overall regional relative market capitalization. In other words, regional weights are guided by economic footprint rather than market capitalization. By utilizing a “smart beta” approach to portfolio construction that focuses on GDP weights instead of market capitalization as guideposts for regional, country and stock weightings, the Fund is tilted towards the world’s fastest growing emerging economies and attempts to underweight or to avoid overvalued markets. Because the GDP-weightings adjust over time to focus on the fastest growing economies, investors maintain exposure to the most promising regions. When compared to conventional market capitalization-based funds, GDP-weighted portfolios have higher emerging market exposure. They also have higher exposure to developed market powerhouses like Germany, Hong Kong, and Israel. This gives the Fund two sources of potential excess return: stock selection alpha2 and portfolio construction smart beta.

Over the past year, international stock markets posted relatively strong returns with a particular rebound from the sell-off following the Brexit3 vote. Most sectors rose and the continuing low interest rate environment prompted investors to favor equities and other risky assets in the search for yield due to the lack of opportunities in foreign bond markets.

Following the end of the Fund’s fiscal year, the Fund was closed to new investments and was liquidated on or about October 26, 2016.

[1]
Smart beta: defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way. The increased popularity of smart beta is linked to a desire for portfolio risk management and diversification along factor dimensions as well as seeking to enhance risk-adjusted returns above cap-weighted indices.

[2]
Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

[3]	Brexit: an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

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Centre Global ex-U.S. Select Equity Fund	Manager Commentary

September 30, 2016 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

Financials	21.66%
Information Technology	12.85%
Industrials	11.67%
Telecommunication Services	9.68%
Consumer Discretionary	8.92%
Consumer Staples	8.89%
Health Care	7.11%
Materials	6.90%
Energy	6.04%
Utilities	3.72%
Cash, Cash Equivalents, and Other	2.56%
Totals	100.00%

COUNTRY WEIGHTINGS
As a percentage of Net Assets

Japan	11.76%
China	9.91%
France	9.33%
United Kingdom	6.09%
Switzerland	5.75%
Germany	5.43%
Canada	5.15%
India	4.89%
Mexico	4.58%
Australia	4.02%
Brazil	4.02%
Hong Kong	3.54%
Spain	3.03%
Italy	2.93%
South Korea	2.29%
Russia	1.93%
Ireland	1.90%
Indonesia	1.62%
New Zealand	1.59%
Finland	1.54%
Norway	1.26%
Netherlands	1.10%
Denmark	0.96%
Taiwan	0.88%
Singapore	0.75%
Austria	0.64%
United States	0.55%
Cash, Cash Equivalents, and Other	2.56%
Totals	100.00%

These sector and country allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2016

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Institutional Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund’s Institutional Class versus broad-based securities market indices. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2016
	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	Since Inception* Average Annualized
Centre Global ex-U.S. Select Equity Fund – Investor Class	0.22%	4.02%	-2.00%	2.06%	–	-4.79%
MSCI All Country World Index ex-USA	1.28%	7.00%	6.29%	9.80%	–	-0.82%
Centre Global ex-U.S. Select Equity Fund – Institutional Class	0.21%	4.12%	-1.89%	2.27%	-2.40%	3.75%
MSCI All Country World Index ex-USA	1.28%	7.00%	6.29%	9.80%	0.64%	6.38%

*	Inception date of January 21, 2014 for Investor Class. Inception date of December 21, 2011 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For performance data through liquidation, please call 855-298-4236.

Investing in the securities of foreign companies, including companies in emerging markets, generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of international developed and emerging markets. You cannot invest directly in an index.

The line graph above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

Annual Report | September 30, 2016	5

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2016 (Unaudited)

For the one year period ended September 30, 2016, the Centre Active U.S. Treasury Fund, Investor Share Class, delivered a total return of 2.5 percent; the Institutional Share Class delivered a total return of 2.7 percent. The greatest contribution to relative performance over this period versus benchmark was from the decision to extend duration in the first two months of 2016 as interest rates fell leading to capital appreciation whilst the greatest detractor to relative performance came from shifting to a zero duration1 in April 2016 and maintaining that zero duration posture through the bond market rally (further decline in interest rates), and missing out on capital appreciation, which occurred in June 2016 resulting from the safe-haven shift favoring U.S. Treasury bonds following the Brexit referendum.

Centre’s investment strategy with respect to the Fund focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. Centre utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. The Adviser seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

Starting in December 2015, the Federal Reserve has started down the path of policy normalization and is unlikely to reverse course barring negative growth. Nevertheless, long term interest rates have declined over the past year as low inflation expectations kept down the inflation premium in nominal yields. Chairperson Yellen has stated the Federal Open Market Committee (FOMC) should be constrained by a fixed rule or policy guide such as the Taylor Rule2. Without such a clear policy rule or guide such as the Taylor Rule it will be difficult for investors to know how the concerns about growth overseas, the strength of the dollar, global financial market volatility, and avoidance of asset price bubbles interact with the Fed’s dual mandate of maximum employment and price stability. Some evidence of this difficulty is provided by the changing probabilities assigned to further tightening this year by the federal funds futures market. The probabilities have fluctuated significantly but two more installments seem probable at this point. However, the current lack of policy clarity will likely produce continued rate volatility as investors attempt to sort out both the message in the data and the Fed’s policy response. This volatility would likely increase the potential opportunities for the Fund to benefit from short-term deviations in interest rates. What is relevant to the potential success of our discipline is that interest rates continue to exhibit cyclical volatility, in other words, that the business cycle is not dead. Continued cyclical behavior will provide a basis for success even if the longer term equilibrium level of the economy’s real rate--due to a reduced real growth potential--is lower. While panic buying can move rates dramatically for short time periods, rate behavior over time is driven by the business cycle.

[1]
Zero duration: when there is no difference in the price sensitivity of interest-yielding assets and the price sensitivity of liabilities (of the organization) to a change in market interest rates (yields).

[2]
Taylor Rule: In economics, a Taylor rule is a monetary policy rule or formula that stipulates how much a central bank should change the nominal short term interest rate in response to changes in inflation, output, or other economic conditions.

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Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2016 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Government Bond	93.46%
Cash, Cash Equivalents, and Other	6.54%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2016

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Barclays Capital U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2016
	1 Month	3 Month	YTD	1 Year	Since Inception (January 21, 2014) Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	-0.10%	0.00%	4.09%	2.45%	2.09%
Centre Active U.S. Treasury Fund – Institutional Class	0.00%	0.10%	4.37%	2.74%	2.37%
Barclays Capital U.S. Treasury Index	-0.13%	-0.28%	5.07%	4.09%	3.79%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. You cannot invest directly into an index.

Annual Report | September 30, 2016	7

Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2016 (Unaudited)

For the one year period ended September 30, 2016, the Centre Active U.S. Tax Exempt Fund, Investor Share Class, delivered a total return of 3.3 percent; the Institutional Share Class delivered a total return of 3.6 percent. The greatest contribution to relative performance over this period versus benchmark was from the decision to extend duration in the first two months of 2016 as interest rates fell leading to capital appreciation whilst the greatest detractor to relative performance came from shifting to zero duration in April 2016 and maintaining that zero duration posture through the bond market rally in June 2016 and missing out on capital appreciation.

Centre's investment strategy with respect to the Fund focuses primarily on interest rates, the anticipated direction of interest rates month‐over-month, duration, and management of duration. Centre utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. The Adviser seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

Over the past year, the Fund's high quality bias has generally kept it shielded from problematic hospital and airport related issues and out of the issues of many of the states with the largest debt issuances. Many of these states have been plagued with loss of tax revenues as both businesses and individuals have moved to those with lower tax rates, less regulatory involvement in business activity and where tort reform has taken place or was never needed. Many of these states also face significant problems with the underfunded status of their pension and health care obligations. The Fund currently, as well as historically, has a strong orientation toward high quality municipal securities with over 80 percent of the portfolio rated AAA1. One additional benefit to the high quality bias may come from bank regulatory changes that allow banks to use holdings of municipal bonds in meeting their capital requirements. Our emphasis on investing in higher quality obligations is intended to better control default risk, as the next contraction impacts revenue collection negatively. We believe the potential return from successfully managing interest rate exposure will likely outweigh any return pick‐up from holding higher yield lower quality bonds. Finally, we believe municipal rates will move higher as Treasury yields rise especially as the correlation between the two markets has been reestablished. Since the municipal bond yield curve rarely inverts, the ability to hedge against rising rates through the use of Treasury‐based futures should allow the Fund's yield to continue to benefit from the risk premium available from longer maturity holdings.

[1]
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled "Not Rated" and "Other" have been rated by Moody's, S&P or Fitch, each of which is a Nationally Recognized Statistical Rating Organization ("NRSRO"). All Index securities except for those labeled "Not Rated" have been rated by Moody's or S&P. Credit ratings are subject to change.

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Centre Active U.S. Tax Exempt Fund	Manager Commentary

September 30, 2016 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

General Obligation	54.90%
Prerefunded Issues	23.33%
Revenue Bonds	13.58%
Cash, Cash Equivalents, and Other	8.19%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2016

This line graph assumes an initial investment of $10,000 at September 30, 2006, and that any dividends and distributions are reinvested. The Fund’s performance returns quoted for periods prior to March 18, 2015 is that of Managed Municipal Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on March 17, 2015. Prior there to, the Predecessor Fund was managed by International Strategy & Investment Inc. This graph depicts the performance of the Fund versus the Barclays Capital Pre-Refunded Municipal Bond Index and the Barclays Capital General Obligation Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2016
	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre Active U.S. Tax Exempt Fund – Investor	-0.41%	-0.09%	2.77%	3.29%	3.17%	2.32%	3.10%	4.72%
Barclays Capital Pre-Refunded Municipal Bond Index	-0.37%	-0.32%	0.96%	0.96%	1.36%	1.31%	2.88%	2.16%
Barclays Capital General Obligation Index	-0.46%	-0.34%	3.61%	5.06%	4.96%	3.97%	4.71%	5.85%
Centre Active U.S. Tax Exempt Fund – Institutional	-0.39%	-0.03%	2.98%	3.57%	3.21%	2.45%	–	2.50%
Barclays Capital Pre-Refunded Municipal Bond Index	-0.37%	-0.32%	0.96%	0.96%	1.36%	1.31%	–	1.49%
Barclays Capital General Obligation Index	-0.46%	-0.34%	3.61%	5.06%	4.96%	3.97%	–	4.01%

*
Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Predecessor Fund, which was managed by International Strategy & Investment Inc., was reorganized into the Centre Active U.S. Tax Exempt Fund on March 17, 2015. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital General Obligation Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Barclays Capital Pre-Refunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Report | September 30, 2016	9

Centre Multi-Asset Real Return Fund	Manager Commentary

September 30, 2016 (Unaudited)

For the one year period ended September 30, 2016, the Centre Multi‐Asset Real Return Fund, Investor Share Class, delivered a total return of 4.1 percent; the Institutional Share Class delivered a total return of 4.3 percent. The greatest contribution to relative performance over this period versus benchmark came from our equities and fixed income allocations as well as our avoidance of commodities whilst the greatest detractor to relative performance came from underlying fund selection in non-U.S. equities.

In managing the portfolio of the Fund, a limited fund-of funds, the Adviser seeks to meet investor concerns of future inflationary conditions and increased market volatility by using a tactical asset allocation strategy to allocate the Fund's investments among other registered investment companies and a variety of other asset classes, including equity securities and fixed-income securities.

As witnessed in the past one year, we continue to see competing inflationary and deflationary forces in a "tug of war", namely ultra‐accommodative monetary policy now in its eighth year on one hand and aging demographics with the baby boomer generation just beginning to retire in earnest on the other hand, respectively. We think the longer‐term risk of inflation is higher than it has been in quite some time. However we also recognize that shorter and intermediate term market signals such as an appreciating U.S. dollar, economic weakness globally and slack industrial capacity have given deflationary pressures the upper hand and will continue to do so for the foreseeable future. Furthermore, the failure of U.S. fiscal policy to stimulate growth has caused dependency on this unprecedented and massive monetary easing and it is unlikely that monetary policy will suddenly transmit growth stimulus to the real economy (as opposed to financial assets) when it has not in the past eight years given the collapse in monetary velocity. Current market conditions and trends have created a myriad of possible outcomes over the next few years that are likely to contribute to a rise in the level and volatility of long‐term inflation expectations, but only after a sustained period of deflation and, increasingly probable, recession. This is due to the negative macro circumstances being unlike any in the past and our lack of confidence in the ability of public officials to manage them given the unprecedented fiscal and monetary policy employed thus far and without the expected efficacy as seen in the past.

10	centrefunds.com

Centre Multi-Asset Real Return Fund	Manager Commentary

September 30, 2016 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Open-End Funds	99.85%
Purchased Options	0.07%
Cash, Cash Equivalents, and Other	0.08%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2016

This line graph assumes an initial investment of $10,000 at October 9, 2012, the inception date, for Institutional Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund’s Institutional Class versus the U.S. CPI Urban Consumers NSA Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2016
	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	Since Inception* Average Annualized
Centre Multi-Asset Real Return Fund – Investor Class	0.00%	1.65%	2.10%	4.06%	0.98%	0.43%
U.S. CPI Urban Consumers NSA Index	0.24%	0.16%	2.07%	1.46%	1.03%	1.35%
Centre Multi-Asset Real Return Fund – Institutional Class	0.11%	1.75%	2.31%	4.29%	1.23%	0.94%
U.S. CPI Urban Consumers NSA Index	0.24%	0.16%	2.07%	1.46%	1.03%	1.07%

*
Inception date of October 9, 2012 for Institutional Class. Inception date of January 22, 2013 for Investor Class. From inception through September 13, 2013, the Fund was managed by Drexel Hamilton Investment Partners, LLC. Centre Asset Management, LLC was appointed as the Fund's investment adviser on September 14, 2013, which was approved by the Fund’s shareholders on October 31, 2013.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data please call 855-298-4236.

The U.S. CPI Urban Consumers NSA Index is the annual percentage change in the Consumer Price Index (CPI). The CPI is described as “an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics” in the Prospectus. You cannot invest directly into an index.

The chart above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

Annual Report | September 30, 2016	11

Centre Funds	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a "Fund" and together, the "Funds"), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held through September 30, 2016.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period 04/01/2016 – 09/30/2016" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expense Ratio(a)	Expenses Paid During Period 04/01/16- 09/30/16 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,031.90	1.05%	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.05%	$5.30
Institutional Class
Actual	$1,000.00	$1,031.80	0.95%	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
Centre Global ex‐U.S. Select Equity Fund
Investor Class
Actual	$1,000.00	$1,029.90	1.45%	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.45%	$7.31
Institutional Class
Actual	$1,000.00	$1,030.80	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$6.31
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,001.90	0.85%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Institutional Class
Actual	$1,000.00	$1,002.90	0.60%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$1,009.80	0.95%	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
Institutional Class
Actual	$1,000.00	$1,011.10	0.70%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54
Centre Multi‐Asset Real Return Fund
Investor Class
Actual	$1,000.00	$1,014.30	1.26%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.26%	$6.36
Institutional Class
Actual	$1,000.00	$1,016.40	0.99%	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	0.99%	$5.00

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

12	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

September 30, 2016

	Shares	Value
COMMON STOCKS (97.17%)
Consumer Discretionary (16.71%)
Hotels, Restaurants & Leisure (3.68%)
Carnival Corp.	57,960	$2,829,607
Starbucks Corp.	47,980	2,597,637
		5,427,244

Internet & Catalog Retail (5.77%)
Amazon.com, Inc.(a)	10,150	8,498,697

Media (2.62%)
Comcast Corp., Class A	24,440	1,621,350
Walt Disney Co.	24,078	2,235,883
		3,857,233

Specialty Retail (3.13%)
Home Depot, Inc.	25,197	3,242,350
Urban Outfitters, Inc.(a)	39,720	1,371,134
		4,613,484

Textiles, Apparel & Luxury Goods (1.51%)
Coach, Inc.	60,760	2,221,386

Total Consumer Discretionary		24,618,044

Consumer Staples (11.68%)
Beverages (4.72%)
Coca-Cola Co.	46,860	1,983,115
PepsiCo, Inc.	45,729	4,973,943
		6,957,058

Food Products (1.54%)
General Mills, Inc.	35,600	2,274,128

Household Products (4.08%)
Colgate-Palmolive Co.	36,670	2,718,714
Kimberly-Clark Corp.	26,050	3,285,947
		6,004,661

Tobacco (1.34%)
Altria Group, Inc.	31,130	1,968,350

Total Consumer Staples		17,204,197

Energy (1.76%)
Oil, Gas & Consumable Fuels (1.76%)
The Williams Cos., Inc.	84,120	2,585,008

Total Energy		2,585,008

Financials (1.43%)
Diversified Financial Services (1.43%)
Berkshire Hathaway, Inc., Class B(a)	14,560	2,103,483

Total Financials		2,103,483

Health Care (16.12%)
Biotechnology (2.09%)
Amgen, Inc.	8,963	1,495,118
Gilead Sciences, Inc.	19,955	1,578,840
		3,073,958

	Shares	Value
Health Care (continued)
Health Care Equipment & Supplies (5.74%)
Becton Dickinson and Co.	15,690	$2,819,964
CR Bard, Inc.	10,530	2,361,668
Stryker Corp.	28,110	3,272,285
		8,453,917

Pharmaceuticals (8.29%)
Eli Lilly & Co.	26,790	2,150,165
Johnson & Johnson	35,290	4,168,808
Merck & Co., Inc.	56,940	3,553,625
Pfizer, Inc.	69,280	2,346,514
		12,219,112
Total Health Care		23,746,987

Industrials (10.46%)
Aerospace & Defense (2.89%)
General Dynamics Corp.	12,890	2,000,012
L-3 Communications Holdings, Inc.	14,990	2,259,443
		4,259,455

Air Freight & Logistics (2.53%)
United Parcel Service, Inc., Class B	33,990	3,717,146

Industrial Conglomerates (3.92%)
General Electric Co.	195,070	5,777,974

Machinery (1.12%)
Parker-Hannifin Corp.	13,140	1,649,464

Total Industrials		15,404,039

Information Technology (30.89%)
Internet Software & Services (11.53%)
Alphabet, Inc., Class A(a)	6,560	5,274,634
Alphabet, Inc., Class C(a)	6,595	5,126,227
Facebook, Inc., Class A(a)	51,340	6,585,382
		16,986,243

IT Services (2.75%)
Mastercard, Inc., Class A	16,350	1,663,939
Visa, Inc., Class A	28,850	2,385,895
		4,049,834

Semiconductors & Semiconductor Equipment (3.04%)
NVIDIA Corp.	65,240	4,470,245

Software (8.27%)
Adobe Systems, Inc.(a)	24,670	2,677,682
Microsoft Corp.	117,937	6,793,171
salesforce.com, Inc.(a)	38,000	2,710,540
		12,181,393

Technology Hardware, Storage & Peripherals (5.30%)
Apple, Inc.	69,058	7,807,007

Total Information Technology		45,494,722

Materials (4.77%)
Chemicals (1.73%)
International Flavors & Fragrances, Inc.	17,790	2,543,436

Annual Report | September 30, 2016	13

Centre American Select Equity Fund	Schedule of Investments

September 30, 2016

		Shares	Value
Materials (continued)
Construction Materials (1.55%)
Vulcan Materials Co.		20,130	$2,289,385

Metals & Mining (1.49%)
Newmont Mining Corp.		55,880	2,195,525

Total Materials			7,028,346

Utilities (3.35%)
Electric Utilities (3.35%)
Exelon Corp.		84,390	2,809,343
FirstEnergy Corp.		64,330	2,128,037
			4,937,380
Total Utilities			4,937,380

TOTAL COMMON STOCKS (Cost $102,925,609)			143,122,206

Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (2.83%)
Puts (2.83%)
S&P 500® Index Put Options:
6/16/2017	$1,950.00	710	4,171,250

Total Puts			4,171,250

TOTAL PURCHASED OPTIONS (Cost $5,278,136)			4,171,250

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.08%)
Money Market Fund (0.08%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.16637%	119,621	119,621

TOTAL SHORT TERM INVESTMENTS (Cost $119,621)			119,621

TOTAL INVESTMENTS (100.08%) (Cost $108,323,366)			$147,413,077
Liabilities in Excess of Other Assets (-0.08%)			(117,308)
NET ASSETS (100.00%)			$147,295,769

(a)	Non-income producing security.

Common Abbreviations:
S&P - Standard & Poor's.

See Notes to Financial Statements.

14	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

September 30, 2016

	Shares	Value
COMMON STOCKS (95.17%)
ASIA (41.25%)
Australia (4.02%)
Financials (2.36%)
Australia & New Zealand Banking Group, Ltd.	9,360	$197,932
Macquarie Group, Ltd.	3,290	206,325
		404,257
Telecommunication Services (1.66%)
Telstra Corp., Ltd.	71,560	283,701

Total Australia		687,958

China (9.91%)
Consumer Staples (1.85%)
Hengan International Group Co., Ltd.	24,920	206,585
Qinqin Foodstuffs Group Cayman Co., Ltd.(a)	5,208	1,914
Want Want China Holdings, Ltd.	173,720	107,505
		316,004
Financials (2.83%)
China Construction Bank Corp., Class H	229,130	169,859
China Pacific Insurance Group Co., Ltd., Class H	55,500	205,002
Ping An Insurance Group Co., Class H	21,300	110,394
		485,255
Information Technology (5.23%)
NetEase, Inc., ADR(b)	1,180	284,121
Tencent Holdings, Ltd.	22,290	612,110
		896,231
Total China		1,697,490

Hong Kong (3.54%)
Consumer Discretionary (0.99%)
Techtronic Industries Co., Ltd.	43,490	169,892

Financials (0.03%)
China Overseas Property Holdings, Ltd.	22,973	4,739

Telecommunication Services (1.47%)
China Mobile, Ltd.	20,810	251,794

Utilities (1.05%)
China Gas Holdings, Ltd.	113,940	180,685

Total Hong Kong		607,110

India (4.89%)
Energy (1.68%)
Reliance Industries, Ltd., Sponsored GDR(c)(d)(e)	8,770	287,656

Financials (1.85%)
HDFC Bank, Ltd., ADR(b)	4,400	316,316

	Shares	Value
India (continued)
Information Technology (1.36%)
Infosys, Ltd., Sponsored ADR	14,780	$233,228

Total India		837,200

Indonesia (1.62%)
Energy (0.91%)
Indo Tambangraya Megah Tbk PT	186,710	155,937

Materials (0.71%)
Indocement Tunggal Prakarsa Tbk PT	91,960	122,252

Total Indonesia		278,189

Japan (11.76%)
Consumer Discretionary (4.06%)
Bridgestone Corp.	6,940	253,633
Sony Corp.	6,360	206,533
Sumitomo Electric Industries, Ltd.	16,890	235,849
		696,015
Financials (2.67%)
Mitsubishi UFJ Financial Group, Inc.	46,800	233,111
Sumitomo Mitsui Financial Group, Inc.	6,740	224,656
		457,767
Health Care (1.64%)
Astellas Pharma, Inc.	18,040	279,926

Industrials (2.26%)
ITOCHU Corp.	13,390	166,641
Japan Airlines Co., Ltd.	2,422	70,674
Yamato Holdings Co., Ltd.	6,450	149,061
		386,376
Telecommunication Services (1.13%)
Nippon Telegraph & Telephone Corp.	4,240	192,923

Total Japan		2,013,007

New Zealand (1.59%)
Utilities (1.59%)
Contact Energy, Ltd.	74,010	271,607

Total New Zealand		271,607

Singapore (0.75%)
Industrials (0.75%)
ComfortDelGro Corp., Ltd.	62,660	129,115

Total Singapore		129,115

South Korea (2.29%)
Information Technology (2.29%)
Samsung Electronics Co., Ltd.	270	391,756

Total South Korea		391,756

Annual Report | September 30, 2016	15

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

September 30, 2016

	Shares	Value
Taiwan (0.88%)
Information Technology (0.88%)
Taiwan Semiconductor Manufacturing Co., Ltd.	25,930	$150,970

Total Taiwan		150,970

TOTAL ASIA (Cost $6,295,698)		7,064,402

EUROPE (41.07%)
Austria (0.64%)
Materials (0.64%)
voestalpine AG	3,160	109,334

Total Austria		109,334

Denmark (0.96%)
Health Care (0.96%)
Novo Nordisk A/S, Class B	3,967	164,835

Total Denmark		164,835

Finland (1.54%)
Energy (0.99%)
Neste OYJ	4,000	170,480

Industrials (0.55%)
Kone OYJ, Class B	1,845	93,618

Total Finland		264,098

France (9.33%)
Consumer Discretionary (1.45%)
Cie Generale des Etablissements Michelin	2,241	247,866

Health Care (0.91%)
Sanofi	2,040	155,006

Industrials (5.12%)
Cie de Saint-Gobain	2,940	127,053
Safran SA	2,640	189,802
Schneider Electric SE	4,230	294,895
Thales SA	2,880	265,258
		877,008
Information Technology (1.85%)
Capgemini SA	3,240	317,305

Total France		1,597,185

Germany (4.61%)
Consumer Discretionary (1.12%)
Daimler AG	2,720	191,611

	Shares	Value
Germany (continued)
Financials (0.87%)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	800	$149,181

Information Technology (1.24%)
Infineon Technologies AG	11,870	211,747

Telecommunication Services (1.38%)
Deutsche Telekom AG	14,130	236,824

Total Germany		789,363

Great Britain (6.09%)
Consumer Staples (1.95%)
Unilever NV	7,250	334,527

Health Care (0.75%)
GlaxoSmithKline Plc	6,030	128,413

Industrials (1.20%)
BAE Systems Plc	18,420	125,105
easyJet Plc	6,120	79,880
		204,985
Materials (0.53%)
Rio Tinto Plc	2,720	90,765

Telecommunication Services (1.66%)
BT Group Plc	56,180	283,298

Total Great Britain		1,041,988

Ireland (1.90%)
Materials (1.90%)
CRH Plc	3,880	129,734
Smurfit Kappa Group Plc	8,810	196,180
		325,914
Total Ireland		325,914

Italy (2.93%)
Financials (2.93%)
Assicurazioni Generali SpA	19,590	238,990
Mediobanca SpA	40,510	263,485
		502,475
Total Italy		502,475

Netherlands (1.10%)
Financials (1.10%)
ING Groep NV	15,240	188,147

Total Netherlands		188,147

Norway (1.26%)
Energy (1.26%)
Statoil ASA	12,850	215,222

Total Norway		215,222

16	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

September 30, 2016

	Shares	Value
Russia (1.93%)
Energy (1.20%)
NOVATEK OJSC, Sponsored GDR(d)(e)	1,860	$204,600

Telecommunication Services (0.73%)
Mobile Telesystems PJSC, Sponsored ADR(b)	16,460	125,590

Total Russia		330,190

Spain (3.03%)
Financials (1.95%)
Banco Bilbao Vizcaya Argentaria SA	55,108	333,176

Utilities (1.08%)
Iberdrola SA	27,296	185,573

Total Spain		518,749

Switzerland (5.75%)
Consumer Staples (0.99%)
Nestle SA	2,160	170,199

Health Care (2.86%)
Roche Holding AG	1,170	290,242
Straumann Holding AG	510	199,354
		489,596
Materials (1.90%)
Givaudan SA	160	325,599

Total Switzerland		985,394

TOTAL EUROPE (Cost $7,013,226)		7,032,894

NORTH AMERICA (10.28%)
Canada (5.15%)
Consumer Staples (0.96%)
Metro, Inc.	5,010	164,473

Financials (2.35%)
Royal Bank of Canada	3,780	234,127
Toronto-Dominion Bank	3,770	167,357
		401,484
Materials (1.21%)
Barrick Gold Corp.	11,710	207,501

Telecommunication Services (0.63%)
BCE, Inc.	2,340	108,069

Total Canada		881,527

Mexico (4.58%)
Consumer Staples (1.04%)
Fomento Economico Mexicano SAB de CV	19,340	178,012

	Shares	Value
Mexico (continued)
Financials (1.27%)
Grupo Financiero Banorte SAB de CV, Class O	41,490	$217,809

Industrials (1.24%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	22,270	211,711

Telecommunication Services (1.03%)
Grupo Televisa SAB	34,260	175,985

Total Mexico		783,517

United States (0.55%)
Industrials (0.55%)
Macquarie Infrastructure Corp.	1,140	94,894

Total United States		94,894

TOTAL NORTH AMERICA (Cost $1,949,762)		1,759,938

SOUTH AMERICA (2.57%)
Brazil (2.57%)
Consumer Discretionary (0.47%)
B2W Cia Digital(a)	16,460	80,677

Consumer Staples (2.10%)
Ambev SA	58,730	358,829

Total Brazil		439,506

TOTAL SOUTH AMERICA (Cost $469,870)		439,506

TOTAL COMMON STOCKS (Cost $15,728,556)		16,296,740

PREFERRED STOCKS (2.27%)
EUROPE (0.82%)
Germany (0.82%)
Consumer Discretionary (0.82%)
Volkswagen AG	1,070	140,572

Total Germany		140,572

TOTAL EUROPE (Cost $111,142)		140,572

Annual Report | September 30, 2016	17

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

September 30, 2016

		Shares	Value
Germany (continued)
Consumer Discretionary (continued)
SOUTH AMERICA (1.45%)
Brazil (1.45%)
Financials (1.45%)
Banco Bradesco SA		26,915	$247,785

Total Brazil			247,785

TOTAL SOUTH AMERICA (Cost $252,911)			247,785

TOTAL PREFERRED STOCKS (Cost $364,053)			388,357

7-Day Yield		Shares	Value
SHORT TERM INVESTMENTS (2.16%)
Money Market Fund (2.16%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.16637%	370,853	370,853

TOTAL SHORT TERM INVESTMENTS (Cost $370,853)			370,853

TOTAL INVESTMENTS (99.60%) (Cost $16,463,462)			$17,055,950
Other Assets In Excess Of Liabilities (0.40%)			68,111
NET ASSETS (100.00%)			$17,124,061

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amount to a value of $287,656 or 1.68% of net assets.

(d)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $492,256, representing 2.87% of net assets.

(e)	Global Depositary Receipt.

See Notes to Financial Statements.

18	centrefunds.com

Centre Active U.S. Treasury Fund	Schedule of Investments

September 30, 2016

		Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (93.46%)
U.S. Treasury Bonds (73.45%)
5/15/2017, 8.750%		$4,000,000	$4,201,328
8/15/2017, 8.875%		4,700,000	5,033,681
8/15/2019, 8.125%		10,956,000	13,196,414
2/15/2020, 8.500%		6,000,000	7,503,750
8/15/2020, 8.750%		9,456,000	12,232,225
2/15/2029, 5.250%		2,989,000	4,161,716
2/15/2043, 3.125%		6,575,000	7,685,044
5/15/2044, 3.375%		6,575,000	8,046,801
Total U.S. Treasury Bonds			62,060,959

U.S. Treasury Notes (20.01%)
1/31/2019, 1.250%		11,347,000	11,458,915
7/31/2021, 2.250%		2,200,000	2,311,118
11/15/2022, 1.625%		1,500,000	1,525,663
5/15/2024, 2.500%		1,500,000	1,612,706
Total U.S. Treasury Notes			16,908,402

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $73,665,268)			78,969,361

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.63%)
Money Market Fund (2.63%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.16637%	2,221,082	2,221,082

TOTAL SHORT TERM INVESTMENTS (Cost $2,221,082)			2,221,082

TOTAL INVESTMENTS (96.09%) (Cost $75,886,350)			$81,190,443
Other Assets In Excess Of Liabilities (3.91%)			3,302,053
NET ASSETS (100.00%)			$84,492,496

See Notes to Financial Statements.

Annual Report | September 30, 2016	19

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

September 30, 2016

	Principal Amount	Value
MUNICIPAL BONDS (91.81%)
General Obligation (54.90%)
Arlington County, VA
8/15/2024, 4.000%	$1,000,000	$1,196,180
City of Arlington, TX
8/15/2025, 5.000%	850,000	1,083,027
Baltimore County, MD
8/1/2022, 4.000%	1,665,000	1,847,201
City of Columbus, OH, Series 2013 1
7/1/2029, 4.000%	500,000	564,760
Dallas Independent School District, TX
2/15/2019, 5.000%	1,000,000	1,095,070
Delaware State, Series 2013 A
8/1/2026, 3.000%	1,500,000	1,618,050
Fairfax County, VA, Series A
10/1/2027, 3.000%	2,000,000	2,174,740
Georgia State, Series B
4/1/2025, 4.250%	1,120,000	1,139,040
King County, WA, Series E
12/1/2029, 5.000%	1,000,000	1,256,490
Mecklenburg County, NC, Series A
4/1/2030, 3.000%	1,500,000	1,586,490
Montgomery County, MD, Series B
11/1/2027, 5.000%	1,000,000	1,268,630
North Carolina State, Series B
6/1/2026, 5.000%	1,500,000	1,948,335
State of Ohio, Series 2015 B
6/15/2035, 5.000%	2,000,000	2,371,040
City of San Antonio, TX
2/1/2024, 5.000%	750,000	936,083
Texas State, Series E
8/1/2024, 5.000%	765,000	968,360
Wake County, NC, Series A
5/1/2029, 3.000%	1,500,000	1,574,925
Total General Obligation		22,628,421

Prerefunded Issues(a) (23.33%)
Arizona State, Water Infrastructure Finance Authority, Series A, 10/01/19 @ 100
10/1/2021, 5.000%	1,000,000	1,119,070
Louisiana State, Series A, 5/01/19 @ 100
5/1/2024, 5.000%	500,000	551,735
City of Norfolk, VA, Series C, 4/01/21 @ 100
10/1/2027, 5.000%	635,000	744,696
Oregon State, Lottery Revenue, Series A, 4/01/19 @ 100
4/1/2021, 5.000%	1,000,000	1,098,860
Prince George's County, MD, Public Improvements, 7/15/18 @ 100
7/15/2026, 4.125%	1,000,000	1,057,100
Tennessee State, Series A, 5/01/17 @ 100
5/1/2027, 5.000%	1,575,000	1,613,052

	Principal Amount	Value
Prerefunded Issues(a) (continued)
Utah State, Series A, 07/01/21 @ 100
7/1/2023, 5.000%	$1,500,000	$1,770,900
Virginia State, Resources Authority Clean Water Revenue, 10/01/19 @ 100
10/1/2028, 4.500%	1,500,000	1,658,895
Total Prerefunded Issues		9,614,308

Revenue Bonds (13.58%)
Fairfax County, VA, Water Authority Water Revenue
4/1/2027, 4.500%	1,645,000	1,674,150
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	1,500,000	1,612,710
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	1,000,000	1,232,240
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	1,000,000	1,078,210
Total Revenue Bonds		5,597,310

TOTAL MUNICIPAL BONDS (Cost $35,933,809)		37,840,039

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.82%)
Money Market Fund (4.82%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.16637%	1,988,401	1,988,401

TOTAL SHORT TERM INVESTMENTS (Cost $1,988,401)			1,988,401

TOTAL INVESTMENTS (96.63%) (Cost $37,922,210)			$39,828,440
Other Assets In Excess Of Liabilities (3.37%)			1,387,611
NET ASSETS (100.00%)			$41,216,051

(a)
Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

See Notes to Financial Statements.

20	centrefunds.com

Centre Multi-Asset Real Return Fund	Schedule of Investments

 September 30, 2016

	Shares	Value
OPEN‐END FUNDS (99.85%)
Centre Active U.S. Treasury Fund, Institutional Class(a)(b)	1,585,679	$16,665,483
Centre American Select Equity Fund, Institutional Class(b)	1,580,885	18,448,933
Centre Global ex‐U.S. Select Equity Fund, Institutional Class(b)	1,829,465	17,123,785

TOTAL OPEN‐END FUNDS (Cost $52,531,061)		52,238,201

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (0.07%)
Calls (0.07%)
SPDR® Gold Shares	1/20/2017	$140.00	470	33,840
TOTAL PURCHASED OPTIONS (Cost $93,422)				33,840

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Money Market Fund (0.16%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.16637%	86,045	86,045

TOTAL SHORT TERM INVESTMENTS (Cost $86,045)	86,045

TOTAL INVESTMENTS (100.08%) (Cost $52,710,528)	$52,358,086
Liabilities in Excess of Other Assets (‐0.08%)	(43,222)
NET ASSETS (100.00%)	$52,314,864

(a)	Non-income producing security.
(b)	Affiliated with the Fund, as each is a series of Centre Funds and has the same investment adviser.

See Notes to Financial Statements.

Annual Report | September 30, 2016	21

Centre Funds	Statements of Assets and Liabilities

September 30, 2016

	Centre American Select Equity Fund	Centre Global ex-U.S. Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi-Asset Real Return Fund
ASSETS:
Investments, at value	$147,413,077	$17,055,950	$81,190,443	$39,828,440	$119,885
Investments in affiliates, at value	–	–	–	–	52,238,201
Foreign currency, at value (Cost $–, $10,076, $–, $– and $–, respectively)	–	10,191	–	–	–
Receivable for dividends and interest	174,274	70,285	658,489	487,436	80
Deposit with broker for futures contracts	940	880	2,746,375	964,998	7,498
Receivable due from investment adviser	–	17,354	–	–	–
Receivable for investments sold	1,735,908	–	–	–	–
Receivable for shares sold	1,870	–	251	–	–
Prepaid and other assets	3,909	4,442	5,858	8,458	4,138
Total Assets	149,329,978	17,159,102	84,601,416	41,289,332	52,369,802
LIABILITIES:
Payable to administrator	16,866	6,521	9,308	6,088	5,570
Payable to transfer agent	8,571	1,911	7,842	3,207	1,916
Payable for investments purchased	1,638,444	–	–	–	–
Payable for shares redeemed	157,062	–	22,235	5,444	–
Payable to investment adviser	69,979	–	1,560	19,293	16,322
Accrued 12b-1 and service fees	72,232	1,407	23,874	10,541	292
Payable for custodian fees	3,026	3,011	1,763	865	928
Payable for printing	13,623	868	5,887	2,492	2,671
Payable for legal and audit fees	41,889	18,559	29,282	20,707	22,645
Payable to Trustees	8,143	909	4,647	2,267	2,802
Payable under the Chief Compliance Officer Services Agreement	2,311	265	1,279	607	788
Other payables	2,063	1,590	1,243	1,770	1,004
Total Liabilities	2,034,209	35,041	108,920	73,281	54,938
NET ASSETS	$147,295,769	$17,124,061	$84,492,496	$41,216,051	$52,314,864

NET ASSETS CONSIST OF:
Paid-in capital	$105,984,124	$19,539,248	$79,199,079	$38,833,722	$55,829,517
Accumulated net investment income/(loss)	958,535	226,523	0	2,210	(405,645)
Accumulated net realized gain/(loss)	1,263,399	(3,231,920)	(10,676)	473,889	(2,756,566)
Net unrealized appreciation/(depreciation)	39,089,711	590,210	5,304,093	1,906,230	(352,442)
NET ASSETS	$147,295,769	$17,124,061	$84,492,496	$41,216,051	$52,314,864
INVESTMENTS, AT COST	$108,323,366	$16,463,462	$75,886,350	$37,922,210	$179,467
INVESTMENTS IN AFFILIATES, AT COST	–	–	–	–	52,531,061
PRICING OF SHARES
Investor Class
Net Assets	$126,237,885	$5,630	$63,397,724	$33,912,612	$5,177
Shares outstanding	10,837,210	605	6,071,514	3,214,038	560
Net Asset Value, offering and redemption price per share	$11.65	$9.31	$10.44	$10.55	$9.24
Institutional Class
Net Assets	$21,057,884	$17,118,431	$21,094,772	$7,303,439	$52,309,687
Shares outstanding	1,803,739	1,829,465	2,007,623	696,141	5,614,089
Net Asset Value, offering and redemption price per share	$11.67	$9.36	$10.51	$10.49	$9.32

See Notes to Financial Statements.

22	centrefunds.com

Centre Funds	Statements of Operations

September 30, 2016

	Centre American Select Equity Fund	Centre Global ex-U.S. Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi-Asset Real Return Fund
INVESTMENT INCOME:
Interest	$–	$–	$2,208,502	$1,320,784	$–
Dividends	2,922,561	529,811	5,674	2,928	162
Dividends from affiliated investments	–	–	–	–	33,370
Foreign taxes withheld	–	(53,260)	–	–	–
Total Investment Income	2,922,561	476,551	2,214,176	1,323,712	33,532

EXPENSES:
Investment advisory fees	1,203,867	180,610	367,435	177,502	301,260
Administration fees	184,557	34,301	104,543	55,214	60,971
Transfer agent fees	66,874	22,682	59,048	30,151	22,750
Custodian fees	18,219	15,118	10,663	5,460	5,594
Legal fees	169,706	24,535	96,951	47,136	56,929
Audit fees	20,251	19,481	15,913	15,651	20,751
Trustees' fees and expenses	34,589	3,819	19,878	9,724	11,842
Recoupment of past fees waived by adviser (Institutional Class)	–	–	–	–	22,360
Registration/filing fees	30,369	22,025	48,131	53,623	21,528
12b-1 fees (Investor Class)	291,751	6,389	170,138	67,561	11
Shareholder service fees	44,964	1,405	10,383	3,562	291
Printing fees	30,330	2,315	15,050	7,347	7,293
Chief Compliance Officer services fees	26,712	2,999	15,286	7,376	9,127
Miscellaneous expenses	18,732	5,019	11,858	5,857	7,049
Total expenses before waivers	2,140,921	340,698	945,277	486,164	547,756
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(439,701)	(10,629)	(167,361)	(65,122)	–
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(35,622)	(99,194)	(51,626)	(17,852)	–
Net Expenses	1,665,598	230,875	726,290	403,190	547,756
Net Investment Income/(Loss)	1,256,963	245,676	1,487,886	920,522	(514,224)

Net realized gain/(loss) on investments	60,689	(1,315,130)	573,091	466,022	(295,743)
Net realized loss on affiliated investments	–	–	–	–	(3,889,880)
Net realized gain/(loss) on futures contracts	356,225	–	(564,248)	7,882	–
Net realized loss on foreign currencies	–	(300,326)	–	–	–
Total realized gain/(loss)	416,914	(1,615,456)	8,843	473,904	(4,185,623)
Capital gains from affiliated investments	–	–	–	–	1,761,330
Net change in unrealized appreciation on investments	15,026,114	1,771,863	705,025	97,028	193,301
Net change in unrealized appreciation on affiliated investments	–	–	–	–	5,017,639
Net change in unrealized depreciation on foreign currencies	–	(234)	–	–	–
Total change in unrealized appreciation	15,026,114	1,771,629	705,025	97,028	5,210,940
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	15,443,028	156,173	713,868	570,932	2,786,647
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,699,991	$401,849	$2,201,754	$1,491,454	$2,272,423

See Notes to Financial Statements.

Annual Report | September 30, 2016	23

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2016	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$1,256,963	$949,078
Net realized gain	416,914	19,440,928
Net change in unrealized appreciation/(depreciation)	15,026,114	(24,902,193)
Net increase/(decrease) in net assets resulting from operations	16,699,991	(4,512,187)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(279,212)	(1,569,650)
Institutional Class	(37,858)	(244,476)
From net realized gains on investments
Investor Class	(14,442,532)	–
Institutional Class	(1,726,291)	–
Total distributions	(16,485,893)	(1,814,126)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	835,393	8,734,898
Shares issued in reinvestment of distributions	13,913,226	1,549,760
Cost of shares redeemed	(36,640,157)	(61,469,805)
Redemption fees	71	4,462
Acquisition (Note 10)	–	89,192,637
Net increase/(decrease) from capital share transactions	(21,891,467)	38,011,952
Institutional Class
Proceeds from sale of shares	3,879,869	3,769,677
Shares issued in reinvestment of distributions	1,557,127	244,476
Cost of shares redeemed	(1,684,776)	(2,350,000)
Net increase from capital share transactions	3,752,220	1,664,153
Net increase/(decrease) in net assets	(17,925,149)	33,349,792
NET ASSETS:
Beginning of period	165,220,918	131,871,126
End of period*	$147,295,769	$165,220,918
*Including accumulated net investment income/(loss) of:	$958,535	$(4,519)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	12,703,605	9,609,264
Shares sold	72,765	717,858
Shares issued in reinvestment of dividends	1,237,832	127,030
Shares redeemed	(3,176,992)	(5,072,188)
Acquisition shares (Note 10)	–	7,321,641
Ending Shares	10,837,210	12,703,605
Institutional Class
Beginning shares	1,446,420	1,309,948
Shares sold	365,309	309,141
Shares issued in reinvestment of dividends	138,288	20,022
Shares redeemed	(146,278)	(192,691)
Ending Shares	1,803,739	1,446,420

See Notes to Financial Statements.

24	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2016(a)	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$245,676	$283,479
Net realized loss	(1,615,456)	(1,664,356)
Net change in unrealized appreciation/(depreciation)	1,771,629	(755,627)
Net increase/(decrease) in net assets resulting from operations	401,849	(2,136,504)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(57)
Institutional Class	–	(251,413)
From net realized gains on investments
Investor Class	(57)	(435)
Institutional Class	(239,758)	(1,884,354)
Total distributions	(239,815)	(2,136,259)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	19,545,899	–
Shares issued in reinvestment of distributions	57	492
Cost of shares redeemed	(19,335,643)	–
Net increase from capital share transactions	210,313	492
Institutional Class
Proceeds from sale of shares	19,274,183	6,076,850
Shares issued in reinvestment of distributions	239,758	2,135,767
Cost of shares redeemed	(21,270,100)	(175,000)
Net increase/(decrease) from capital share transactions	(1,756,159)	8,037,617
Net increase/(decrease) in net assets	(1,383,812)	3,765,346
NET ASSETS:
Beginning of period	18,507,873	14,742,527
End of period*	$17,124,061	$18,507,873
*Including accumulated net investment income of:	$226,523	$234,167

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	465	415
Shares sold	1,993,516	–
Shares issued in reinvestment of dividends	6	50
Shares redeemed	(1,993,382)	–
Ending Shares	605	465
Institutional Class
Beginning shares	1,996,005	1,271,210
Shares sold	1,978,439	526,135
Shares issued in reinvestment of dividends	25,106	216,609
Shares redeemed	(2,170,085)	(17,949)
Ending Shares	1,829,465	1,996,005

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Centre Global Select Equity Fund.

See Notes to Financial Statements.

Annual Report | September 30, 2016	25

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2016	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$1,487,886	$750,875
Net realized gain/(loss)	8,843	(2,622,432)
Net change in unrealized appreciation	705,025	3,598,106
Net increase in net assets resulting from operations	2,201,754	1,726,549
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(35,014)
Institutional Class	–	(97,951)
From net realized gains on investments
Investor Class	–	(39)
Institutional Class	–	(135,949)
Total distributions	–	(268,953)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	6,510,827	5,773,839
Shares issued in reinvestment of distributions	–	24,360
Cost of shares redeemed	(24,588,246)	(28,287,015)
Acquisition (Note 10)	–	101,150,828
Net increase/(decrease) from capital share transactions	(18,077,419)	78,662,012
Institutional Class
Proceeds from sale of shares	2,580,234	4,869,358
Shares issued in reinvestment of distributions	–	233,564
Cost of shares redeemed	(3,652,619)	(850,447)
Acquisition (Note 10)	–	2,549,297
Net increase/(decrease) from capital share transactions	(1,072,385)	6,801,772
Net increase/(decrease) in net assets	(16,948,050)	86,921,380
NET ASSETS:
Beginning of period	101,440,546	14,519,166
End of period*	$84,492,496	$101,440,546
*Including accumulated net investment loss of:	$–	$(1,913,307)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	7,838,728	500
Shares sold	631,194	573,625
Shares issued in reinvestment of dividends	–	2,419
Shares redeemed	(2,398,408)	(2,809,405)
Acquisition shares (Note 10)	–	10,071,589
Ending Shares	6,071,514	7,838,728
Institutional Class
Beginning shares	2,109,447	1,438,198
Shares sold	246,940	479,259
Shares issued in reinvestment of dividends	–	23,192
Shares redeemed	(348,764)	(84,372)
Acquisition shares (Note 10)	–	253,170
Ending Shares	2,007,623	2,109,447

See Notes to Financial Statements.

26	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2016	For The Period November 1, 2014 through September 30, 2015(a)(b)
OPERATIONS:
Net investment income	$920,522	$1,041,846
Net realized gain	473,904	1,124,088
Net change in unrealized appreciation/(depreciation)	97,028	(1,364,945)
Net increase in net assets resulting from operations	1,491,454	800,989
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(750,391)	(883,886)
Institutional Class	(168,626)	(155,566)
From net realized gains on investments
Investor Class	(805,582)	–
Institutional Class	(154,719)	–
Total distributions	(1,879,318)	(1,039,452)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	2,695,555	2,673,995
Shares issued in reinvestment of distributions	1,177,988	583,016
Cost of shares redeemed	(10,764,784)	(23,785,654)
Net decrease from capital share transactions	(6,891,241)	(20,528,643)
Institutional Class
Proceeds from sale of shares	227,584	16,000
Shares issued in reinvestment of distributions	257,918	115,915
Cost of shares redeemed	(582,814)	(610,219)
Net decrease from capital share transactions	(97,312)	(478,304)
Net decrease in net assets	(7,376,417)	(21,245,410)
NET ASSETS:
Beginning of period	48,592,468	69,837,878
End of period*	$41,216,051	$48,592,468
*Including accumulated net investment income of:	$2,210	$705

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,863,475	5,795,267
Shares sold	253,972	251,218
Shares issued in reinvestment of dividends	112,361	54,873
Shares redeemed	(1,015,770)	(2,237,883)
Ending Shares	3,214,038	3,863,475
Institutional Class
Beginning shares	705,177	750,565
Shares sold	21,528	1,511
Shares issued in reinvestment of dividends	24,730	10,974
Shares redeemed	(55,294)	(57,873)
Ending Shares	696,141	705,177

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)
As part of the reorganization, effective the close of business March 17, 2015, Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund and Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares of the Fund.

See Notes to Financial Statements.

Annual Report | September 30, 2016	27

Centre Multi-Asset Real Return Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2016	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$(514,224)	$319
Net realized gain/(loss)	(4,185,623)	42,159
Capital gain distributions from other investment companies	1,761,330	2,017,409
Net change in unrealized appreciation/(depreciation)	5,210,940	(4,927,045)
Net increase/(decrease) in net assets resulting from operations	2,272,423	(2,867,158)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(7)	(99)
Institutional Class	(94,292)	(1,169,779)
From net realized gains on investments
Investor Class	(92)	(39)
Institutional Class	(1,027,545)	(448,301)
Total distributions	(1,121,936)	(1,618,218)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	100	–
Shares issued in reinvestment of distributions	99	138
Net increase from capital share transactions	199	138
Institutional Class
Proceeds from sale of shares	5,500	30,730
Shares issued in reinvestment of distributions	1,121,837	1,618,080
Cost of shares redeemed	(5,474,435)	(760,010)
Net increase/(decrease) from capital share transactions	(4,347,098)	888,800
Net decrease in net assets	(3,196,412)	(3,596,438)
NET ASSETS:
Beginning of period	55,511,276	59,107,714
End of period*	$52,314,864	$55,511,276
*Including accumulated net investment loss of:	$(405,645)	$(32,655)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	539	524
Shares sold	10	–
Shares issued in reinvestment of dividends	11	15
Ending Shares	560	539
Institutional Class
Beginning shares	6,085,276	5,993,180
Shares sold	600	3,223
Shares issued in reinvestment of dividends	123,144	169,966
Shares redeemed	(594,931)	(81,093)
Ending Shares	5,614,089	6,085,276

See Notes to Financial Statements.

28	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013		For the Period December 21, 2011 (Inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67	$12.08	$10.38		$11.79		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.07	0.06		0.09		0.07
Net realized and unrealized gain/(loss) on investments	1.11	(0.31)	1.73		0.97		1.72
Total income/(loss) from investment operations	1.20	(0.24)	1.79		1.06		1.79

DISTRIBUTIONS:
Net investment income	(0.02)	(0.17)	(0.09)		(0.18)		–
Net realized gains on investments	(1.20)	–	(0.00	)(c)	(2.29)		–
Total distributions	(1.22)	(0.17)	(0.09)		(2.47)		–
REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 2)	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.02)	(0.41)	1.70		(1.41)		1.79
NET ASSET VALUE, END OF PERIOD	$11.65	$11.67	$12.08		$10.38		$11.79

Total Return(e)	10.74%	(2.07%)	17.31%		12.30%		17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$126,238	$148,314	$116,045		$129,765		$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.77%	0.58%	0.53%		0.88%		0.69	%(f)
Operating expenses excluding reimbursement/waiver	1.36%	1.33%	1.43%		1.51%		2.32	%(f)
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%		1.06	%(g)	1.25	%(f)

PORTFOLIO TURNOVER RATE	74%	105%	72%		175%		67	%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	29

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.69	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.08	0.05
Net realized and unrealized gain/(loss) on investments	1.11	(0.30)	0.64
Total income/(loss) from investment operations	1.21	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.03)	(0.17)	–
Net realized gains on investments	(1.20)	–	–
Total distributions	(1.23)	(0.17)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.02)	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$11.67	$11.69	$12.08

Total Return(b)	10.74%	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,058	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.88%	0.67%	0.65	%(c)
Operating expenses excluding reimbursement/waiver	1.13%	1.11%	1.26	%(c)
Operating expenses including reimbursement/waiver	0.95%	0.95%	0.95	%(c)

PORTFOLIO TURNOVER RATE	74%	105%	72	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

30	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016(a)	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.24	$11.59	$12.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00 (c)	0.13	(0.30)
Net realized and unrealized gain/(loss) on investments	0.19	(1.29)	(0.17)
Total income/(loss) from investment operations	0.19	(1.16)	(0.47)

DISTRIBUTIONS:
Net investment income	–	(0.14)	–
Net realized gains on investments	(0.12)	(1.05)	–
Total distributions	(0.12)	(1.19)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.07	(2.35)	(0.47)
NET ASSET VALUE, END OF PERIOD	$9.31	$9.24	$11.59

Total Return(d)	2.06%	(10.67%)	(3.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$6	$4	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.01%	1.22%	(1.30	%)(e)
Operating expenses excluding reimbursement/waiver	1.87%	2.06%	2.69	%(e)
Operating expenses including reimbursement/waiver	1.45%	1.45%	1.45	%(e)

PORTFOLIO TURNOVER RATE	61%	97%	156	%(f)

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Centre Global Select Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	31

Centre Global ex-U.S. Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016(a)	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(b)	For the Year Ended September 30, 2013	For the Period December 21, 2011 (Inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.27	$11.59	$11.85	$11.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.14	0.15	0.21	0.20	0.21
Net realized and unrealized gain/(loss) on investments	0.07	(1.28)	(0.03)	1.12	1.22
Total income/(loss) from investment operations	0.21	(1.13)	0.18	1.32	1.43

DISTRIBUTIONS:
Net investment income	–	(0.14)	(0.14)	(0.21)	–
Net realized gains on investments	(0.12)	(1.05)	(0.30)	(0.69)	–
Total distributions	(0.12)	(1.19)	(0.44)	(0.90)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.09	(2.32)	(0.26)	0.42	1.43
NET ASSET VALUE, END OF PERIOD	$9.36	$9.27	$11.59	$11.85	$11.43

Total Return(d)	2.27%	(10.38%)	1.42%	12.19%	14.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$17,118	$18,504	$14,738	$14,526	$11,988

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.58%	1.46%	1.77%	1.75%	2.06	%(e)
Operating expenses excluding reimbursement/waiver	1.89%	1.82%	1.95%	2.20%	3.04	%(e)
Operating expenses including reimbursement/waiver	1.25%	1.25%	1.25%	1.25%	1.25	%(e)

PORTFOLIO TURNOVER RATE	61%	97%	156%	111%	87	%(f)

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Centre Global Select Equity Fund.
(b)	Prior to January 21, 2014, the Centre Global ex-U.S. Select Equity Fund was named the Drexel Hamilton Centre Global Equity Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32	centrefunds.com

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.12	0.00	(b)
Net realized and unrealized gain on investments	0.09	0.13	0.07
Total income from investment operations	0.25	0.25	0.07

DISTRIBUTIONS:
Net investment income	–	(0.05)	–
Net realized gains on investments	–	(0.08)	–
Total distributions	–	(0.13)	–
NET INCREASE IN NET ASSET VALUE	0.25	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$10.44	$10.19	$10.07

Total Return(c)	2.45%	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$63,398	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.56%	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.09%	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	2%	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	33

Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.09	0.02
Net realized and unrealized gain on investments	0.09	0.19	0.07
Total income from investment operations	0.28	0.28	0.09

DISTRIBUTIONS:
Net investment income	–	(0.06)	–
Net realized gains on investments	–	(0.08)	–
Total distributions	–	(0.14)	–
NET INCREASE IN NET ASSET VALUE	0.28	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$10.51	$10.23	$10.09

Total Return(b)	2.74%	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,095	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.81%	0.94%	0.29	%(c)
Operating expenses excluding reimbursement/waiver	0.84%	1.01%	1.86	%(c)
Operating expenses including reimbursement/waiver	0.60%	0.60%	0.60	%(c)

PORTFOLIO TURNOVER RATE	2%	70%	439	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.65	$10.68		$10.57	$11.18	$10.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22	0.19		0.22	0.24	0.27
Net realized and unrealized gain/(loss) on investments	0.13	(0.03)		0.19	(0.56)	0.41
Total income/(loss) from investment operations	0.35	0.16		0.41	(0.32)	0.68

DISTRIBUTIONS:
Net investment income	(0.22)	(0.19)		(0.22)	(0.24)	(0.27)
Net realized gains on investments	(0.23)	–		(0.08)	(0.05)	–
Total distributions	(0.45)	(0.19)		(0.30)	(0.29)	(0.27)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)	(0.03)		0.11	(0.61)	0.41
NET ASSET VALUE, END OF PERIOD	$10.55	$10.65		$10.68	$10.57	$11.18

Total Return(d)	3.29%	1.51%		3.95%	(2.90%)	6.34%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$33,913	$41,127		$61,869	$83,371	$110,060

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.03%	1.90	%(e)	2.09%	2.20%	2.42%
Operating expenses excluding reimbursement/waiver	1.13%	1.09	%(e)	1.16%	1.04%	0.99%
Operating expenses including reimbursement/waiver	0.95%	1.03	%(e)(f)	1.16%	1.04%	0.99%

PORTFOLIO TURNOVER RATE	6%	32	%(g)	6%	13%	17%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.95% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	35

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.59	$10.62		$10.57	$11.19	$10.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.24	0.21		0.24	0.27	0.30
Net realized and unrealized gain/(loss) on investments	0.13	(0.03)		0.14	(0.57)	0.41
Total income/(loss) from investment operations	0.37	0.18		0.38	(0.30)	0.71

DISTRIBUTIONS:
Net investment income	(0.24)	(0.21)		(0.25)	(0.27)	(0.30)
Net realized gains on investments	(0.23)	–		(0.08)	(0.05)	–
Total distributions	(0.47)	(0.21)		(0.33)	(0.32)	(0.30)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)	(0.03)		0.05	(0.62)	0.41
NET ASSET VALUE, END OF PERIOD	$10.49	$10.59		$10.62	$10.57	$11.19

Total Return(d)	3.57%	1.74%		3.64%	(2.75%)	6.60%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,303	$7,465		$7,969	$7,228	$6,523

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.28%	2.18	%(e)	2.31%	2.46%	2.66%
Operating expenses excluding reimbursement/waiver	0.94%	0.84	%(e)	0.92%	0.79%	0.74%
Operating expenses including reimbursement/waiver	0.70%	0.77	%(e)(f)	0.92%	0.79%	0.74%

PORTFOLIO TURNOVER RATE	6%	32	%(g)	6%	13%	17%

(a)
Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged such shares for Institutional Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.70% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36	centrefunds.com

Centre Multi-Asset Real Return Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period January 22, 2013 (Inception) to September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.06	$9.82		$9.41	$9.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.03)		(0.02)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.47	(0.47)		0.43	(0.04)
Total income/(loss) from investment operations	0.36	(0.50)		0.41	(0.13)

DISTRIBUTIONS:
Net investment income	(0.01)	(0.19)		–	–
Net realized gains on investments	(0.17)	(0.07)		–	–
Total distributions	(0.18)	(0.26)		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.18	(0.76)		0.41	(0.13)
NET ASSET VALUE, END OF PERIOD	$9.24	$9.06		$9.82	$9.41

Total Return(c)	4.06%	(5.17%)		4.36%	(1.36%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5	$5		$5	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.21%)	(0.30%)		(0.16%)	(1.01	%)(d)
Operating expenses excluding reimbursement/waiver(e)	1.20%	1.25	%(f)	1.25%	1.39	%(d)
Operating expenses including reimbursement/waiver(e)	1.20%	1.25	%(f)	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	78%	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)
The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the fiscal year ended September 30, 2015 is 1.17%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	37

Centre Multi-Asset Real Return Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period October 9, 2012 (Inception) to September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.12		$9.86		$9.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.09)		0.00		0.01	0.50
Net realized and unrealized gain/(loss) on investments	0.48		(0.47)		0.42	(0.50)
Total income/(loss) from investment operations	0.39		(0.47)		0.43	–

DISTRIBUTIONS:
Net investment income	(0.02)		(0.20)		–	(0.57)
Net realized gains on investments	(0.17)		(0.07)		–	–
Total distributions	(0.19)		(0.27)		–	(0.57)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.20		(0.74)		0.43	(0.57)
NET ASSET VALUE, END OF PERIOD	$9.32		$9.12		$9.86	$9.43

Total Return(c)	4.29%		(4.88%)		4.56%	0.05%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$52,310		$55,506		$59,103	$56,182

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.94%)		(0.01%)		0.09%	5.37	%(d)
Operating expenses excluding reimbursement/waiver(e)	1.00	%(f)	1.00	%(f)	1.00%	1.24	%(d)
Operating expenses including reimbursement/waiver(e)	1.00	%(f)	1.00	%(f)	1.00%	1.00	%(d)

PORTFOLIO TURNOVER RATE	78%		44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)
The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the fiscal years ended September 30, 2016 and September 30, 2015 is 0.96% and 0.91%, respectively.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Funds	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund"), Centre Global ex‐U.S. Select Equity Fund (the "Global ex‐U.S. Select Equity Fund”), Centre Active U.S. Treasury Fund (the “Treasury Fund”), Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), and Centre Multi‐Asset Real Return Fund (the "Multi‐Asset Real Return Fund") (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)
Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short‐term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the current bid and asked prices for the asset. A contract that is not listed on an exchange or board of trade but for which OTC market quotations are readily available shall be valued at the current bid price for the contract. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open‐end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares based upon the net asset value of regular trading on the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)
The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Global ex‐U.S. Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)
The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax‐exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Annual Report | September 30, 2016	39

Centre Funds	Notes to Financial Statements

September 30, 2016

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

(d)
Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid.

(f)
The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on September 30, 2016. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)
Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class‐specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b‐1) plan for Investor class shares of a Fund are charged with respect to such class.

(h)
The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

(i)
A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in net realized and net change in unrealized gains or losses on foreign currencies.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third‐party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange‐traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 ‐	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 ‐	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

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Centre Funds	Notes to Financial Statements

September 30, 2016

Level 3 ‐
Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the "Adviser") in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's investments in the fair value hierarchy as of September 30, 2016:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$143,122,206	$–	$–	$143,122,206
Purchased Options	4,171,250	–	–	4,171,250
Short Term Investments	119,621	–	–	119,621
Total	$147,413,077	$–	$–	$147,413,077

Centre Global ex‐U.S. Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$16,296,740	$–	$–	$16,296,740
Preferred Stocks	388,357	–	–	388,357
Short Term Investments	370,853	–	–	370,853
Total	$17,055,950	$–	$–	$17,055,950

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$78,969,361	$–	$78,969,361
Short Term Investments	2,221,082	–	–	2,221,082
Total	$2,221,082	$78,969,361	$–	$81,190,443

Centre Active U.S. Tax Exempt Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$37,840,039	$–	$37,840,039
Short Term Investments	1,988,401	–	–	1,988,401
Total	$1,988,401	$37,840,039	$–	$39,828,440

Centre Multi‐Asset Real Return Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open‐End Funds	$52,238,201	$–	$–	$52,238,201
Purchased Options	33,840	–	–	33,840
Short Term Investments	86,045	–	–	86,045
Total	$52,358,086	$–	$–	$52,358,086

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

Annual Report | September 30, 2016	41

Centre Funds	Notes to Financial Statements

September 30, 2016

It is the Funds' policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers among Levels 1, 2, and 3 during the year.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Derivative Financial Instruments
The following discloses the Funds' use of derivative instruments.

A Fund may use derivative contracts, such as exchange‐traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange‐traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund's assets, or enhance returns. A Fund may also be exposed to certain exchange‐traded derivative products, such as exchange‐traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk:  One or more Funds may use derivatives, such as exchange‐traded options and futures, that are  related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange‐traded derivative products. Loss may result from a Fund's investments in exchange‐traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange‐traded futures and options, contain "inherent" leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund's use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund's prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures
A Fund may use futures subject to any restrictions set forth in the Fund's prospectus. A Fund may also be exposed to exchange‐traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

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Centre Funds	Notes to Financial Statements

September 30, 2016

Statement of Assets and Liabilities ‐ Fair Value of Derivative Instruments as of September 30, 2016:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts
(Purchased Options)	Investments, at value	$4,171,250
		$4,171,250
Centre Multi‐Asset Real Return Fund
Equity Contracts
(Purchased Options)	Investments, at value	$33,840
		$33,840

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 (Net realized gain/(loss) on options contracts are included in Net realized gain/(loss) on investments within the Statement of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$(9,176,931)	$119,486
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$356,225	$–
		$(8,820,706)	$119,486
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(564,248)	$–
		$(564,248)	$–
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$7,882	$–
		$7,882	$–
Centre Multi‐Asset Real Return Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation on investments	$–	$(59,582)
		$–	$(59,582)

Volume of Derivative Instruments for the Funds during the year ended September 30, 2016, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Rights	Value	525
Purchased Option Contracts	Value of contracts outstanding	4,346,921

Derivative Type	Unit of Measurement	Monthly Average
Centre Global ex‐U.S. Select Equity Fund
Rights	Value	26

Annual Report | September 30, 2016	43

Centre Funds	Notes to Financial Statements

September 30, 2016

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Value of contracts outstanding	(278,224)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Purchased (Sold) Futures Contracts	Value of contracts outstanding	(68,047)

Derivative Type	Unit of Measurement	Monthly Average
Centre Multi‐Asset Real Return Fund
Purchased Option Contracts	Value of contracts outstanding	46,530

4. BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2016, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund and Global ex‐U.S. Equity Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2016, redemption fees retained by these Funds are disclosed in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2016, the following entities owned beneficially more than 25% of each Fund's outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the fund.

Centre American Select Equity Fund	Class	Percentage
SEI Private Trust CO	Institutional	87.64%
Charles Schwab & CO. Inc	Investor	45.86%

Centre Global ex-U.S. Select Equity Fund	Class	Percentage
SEI Private Trust CO1	Institutional	100.00%
National Financial Services, LLC	Investor	93.08%

Centre Active U.S. Treasury Fund	Class	Percentage
SEI Private Trust CO	Institutional	78.98%

Centre Active U.S. Tax Exempt Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	93.51%

Centre Multi-Asset Real Return Fund	Class	Percentage
Brown Brothers Harriman & CO	Institutional	100.00%
James A. Abate	Investor	98.08%

(1)	The Centre Multi-Asset Real Return Fund was the sole shareholder of this share class.

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED‐PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

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Centre Funds	Notes to Financial Statements

September 30, 2016

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund's average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global ex‐U.S. Equity Fund	1.00%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%
Centre Multi‐Asset Real Return Fund	0.55%

American Select Equity Fund
For the American Select Equity Fund, the Adviser has entered into a written expense limitation agreement, under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2017, the expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made.

Global ex‐U.S. Equity Fund
For the Global ex‐U.S. Select Equity Fund, the Adviser entered into a written expense limitation agreement under which it has agreed to limit through January  31,  2017  the  total  operating  expenses  of  the  Fund  including  (but  not  limited  to)  investment  advisory  fees  of  the  Adviser  and distribution/service (Rule 12b‐1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to an annual rate of 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage, or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Treasury Fund
For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013, under which it has agreed to limit through at least January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding, as applicable, any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund's Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. After January 31, 2017, the expense limitation agreement may be terminated without payment of any penalty by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days' written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. The expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then‐existing expense limitation for that class at the time the waiver or reimbursement was made.

Annual Report | September 30, 2016	45

Centre Funds	Notes to Financial Statements

September 30, 2016

Tax Exempt Fund
For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement dated December 8, 2014, under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund (the "Reorganization") and until the next following effective date of the post‐effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund's financial statements for that fiscal year (the "Initial Term"), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. After the Initial Term, the expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement or waiver was made.

Multi‐Asset Real Return Fund
For the Multi‐Asset Real Return Fund, the Adviser has contractually agreed, pursuant to a written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2017 to the extent necessary to limit the current operating expenses of each class of shares of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b‐1) fees but exclusive of any front‐end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund's fees and expenses to which the Fund would otherwise be subject, to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. After January 31, 2017, the expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days' prior written notice of such termination to the other party. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

For each Fund, the Adviser may recoup any waived or reimbursed amount pursuant to the applicable Expense Limitation Agreement and as described above, provided that the reimbursement does not cause such Fund to exceed the then‐existing expense limitation for that class at the time such reimbursement or waiver was made (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

During the year ended September 30, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$439,701
Institutional	35,622
Centre Global ex‐U.S. Select Equity Fund
Investor	10,629
Institutional	99,194
Centre Active U.S. Treasury Fund
Investor	167,361
Institutional	51,626
Centre Active U.S. Tax Exempt Fund
Investor	65,122
Institutional	17,852
Centre Multi‐Asset Real Return Fund
Investor	–
Institutional	–

46	centrefunds.com

Centre Funds	Notes to Financial Statements

September 30, 2016

During the year ended September 30, 2016, Investor Class and Institutional Class of the Centre Multi‐Asset Real Return Fund had recoupments of $0 and $22,360 respectively.

A receivable of $14,144 caused by dilution was due from the advisor as of September 30, 2016.

As of September 30, 2016, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017		Expires 2018		Expires 2019		Total
Centre American Select Equity Fund
Investor Class		$467,347		$412,390		$439,701		$1,319,438
Institutional Class		32,014		26,975		35,622		94,611
Centre Global ex‐U.S. Select Equity Fund
Investor Class		$1,094		$29		$10,629		$11,752
Institutional Class		106,294		110,986		99,194		316,474
Centre Active U.S. Treasury Fund
Investor Class		$43		$43,702		$167,361		$211,106
Institutional Class		119,257		75,161		51,626		246,044
Centre Active U.S. Tax Exempt Fund
Investor Class	$	N/A		$27,685		$65,122		$92,807
Institutional Class		N/A		4,789		17,852		22,641
Centre Multi‐Asset Real Return Fund
Investor Class	$	N/A	$	N/A	$	N/A	$	N/A
Institutional Class		N/A		N/A		N/A		N/A

ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out‐of‐pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund's operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out‐of‐pocket expenses.

ALPS,  pursuant  to  a  chief  compliance  officer  services  agreement  with  the  Trust,  provides  chief  compliance  officer  services  to  the  Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out‐of‐pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b‐1 under the 1940 Act (the "Plan"). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the "Distributor") acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the year ended September 30, 2016.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an "interested person" receives an annual retainer of $25,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | September 30, 2016	47

Centre Funds	Notes to Financial Statements

September 30, 2016

Components of Distributable Earnings on a Tax Basis: At September 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of non-deductible expenses, currency transactions, book/tax distribution differences, and certain other investments.

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Centre American Select Equity Fund	$23,161	$(2,151,371)	$2,128,210
Centre Global ex-U.S. Select Equity Fund	(253,320)	253,320	–
Centre Active U.S. Treasury Fund	425,421	–	(425,421)
Centre Active U.S. Tax Exempt Fund	–	–	–
Centre Multi-Asset Real Return Fund	235,533	(235,413)	(120)

Included in the amounts reclassified for Centre Active U.S. Treasury Fund was a net operating loss offset to paid in capital of $425,421.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$202,487	$962,649	$39,043,737	$1,102,772
Centre Global ex-U.S. Select Equity Fund	(2,990,280)	226,523	348,570	–
Centre Active U.S. Treasury Fund	(10,676)	–	5,304,093	–
Centre Active U.S. Tax Exempt Fund	470,736	5,363	1,906,230	–
Centre Multi-Asset Real Return Fund	(2,729,461)	–	(379,547)	(405,645)

Capital Losses: As of September 30, 2016, no Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.  Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
Centre Global ex-U.S. Select Equity Fund	$1,541,371	$113,738
Centre Multi-Asset Real Return Fund	903,703	1,564,312

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2017, capital losses recognized during the period November 1, 2015-September 30, 2016 in the amount of:

Fund	Amount
Centre Global ex-U.S. Select Equity Fund	$1,335,171
Centre Active U.S. Treasury Fund	10,676
Centre Multi-Asset Real Return Fund	261,446

The Funds elect to defer to the period ending September 30, 2017, late year ordinary losses in the amount of:

Fund	Amount
Centre Multi-Asset Real Return Fund	$405,645

Distributions to Shareholders: The Funds normally pay dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

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Centre Funds	Notes to Financial Statements

September 30, 2016

The tax character of distributions paid for the fiscal year ended September 30, 2016 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$317,070	$–	$16,168,823
Centre Global ex-U.S. Select Equity Fund	239,815	–	–
Centre Active U.S. Tax Exempt Fund	7,177	911,840	960,301
Centre Multi-Asset Real Return Fund	94,299	–	1,027,637

The tax character of distributions paid for the fiscal year ended September 30, 2015 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,521,503	$–	$292,623
Centre Global ex-U.S. Select Equity Fund	858,609	–	1,277,650
Centre Active U.S. Treasury Fund	268,953	–	–
Centre Active U.S. Tax Exempt Fund	1,039,452	–	–
Centre Multi-Asset Real Return Fund	1,618,218	–	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2016 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$108,369,340	$41,015,502	$(1,971,765)	$–	$39,043,737
Centre Global ex-U.S. Select Equity Fund	16,705,102	1,610,677	(1,259,829)	(2,278)	348,570
Centre Active U.S. Treasury Fund	75,886,350	5,304,093	–	–	5,304,093
Centre Active U.S. Tax Exempt Fund	37,922,210	1,926,051	(19,821)	–	1,906,230
Centre Multi-Asset Real Return Fund	52,737,633	1,055,204	(1,434,751)	–	(379,547)

7. AFFILIATED COMPANIES:

Multi-Asset Real Return Fund, in accordance with its investment strategies, may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares, and value of investments in affiliated companies for the year ended September 30, 2016 were as follows:

Security Name	Share Balance October 1, 2015	Purchases	Sales	Share Balance September 30, 2016	Dividend Income	Realized Gain/(Loss)	Market Value September 30, 2016
Centre American Select Equity Fund, Institutional Class	1,275,116	326,732	20,963	1,580,885	$33,370	$(6,582)	$18,448,933
Centre Global ex-U.S. Select Equity Fund, Institutional Class	1,992,952	2,003,541	2,167,029	1,829,465	-	(3,970,811)	17,123,785
Centre Active U.S. Treasury Fund, Institutional Class	1,883,248	-	297,569	1,585,679	-	87,513	16,665,483
					$33,370	$(3,889,880)	$52,238,201

Annual Report | September 30, 2016	49

Centre Funds	Notes to Financial Statements

September 30, 2016

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short-term securities and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$113,964,536	$153,831,641
Centre Global ex-U.S. Select Equity Fund	10,581,510	11,713,309
Centre Active U.S. Treasury Fund	–	–
Centre Active U.S. Tax Exempt Fund	2,347,470	9,496,390
Centre Multi-Asset Real Return Fund	42,605,639	46,925,233

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$2,047,188	$15,069,324

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

On March 17, 2015, the following transactions (collectively, the "Reorganization") occurred: (i) all of the assets and stated liabilities of Total Return U.S. Treasury Fund, Inc. (the “ISI Treasury Fund”) were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Treasury Fund to its shareholders; (ii) all of the assets and stated liabilities of North American Government Bond Fund, Inc. (the “ISI Bond Fund”) were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class A and Class C shareholders, and Institutional Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class I shareholders; (iii) all of the assets and stated liabilities of ISI Strategy Fund, Inc. (the “ISI Strategy Fund”) were transferred to the Centre American Select Equity Fund in exchange for Investor Class shares of the Centre American Select Equity Fund, which were distributed by the ISI Strategy Fund to its shareholders; and (iv) all of the assets and stated liabilities of Managed Municipal Fund, Inc. (the “ISI Municipal Fund,” and together with the ISI Treasury Fund, the ISI Bond Fund and the ISI Strategy Fund, the “Acquired Funds”) were transferred to the Centre Active U.S. Tax Exempt Fund in exchange for Investor Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class A shareholders, and Institutional Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class I shareholders. Prior to the Reorganization, the Acquired Funds were managed by International Strategy & Investment Inc. Through the Reorganization, shareholders of the ISI Treasury Fund and the ISI Bond Fund became shareholders of Centre Active U.S. Treasury Fund, shareholders of the ISI Strategy Fund became shareholders of the Centre American Select Equity Fund, and shareholders of the ISI Municipal Fund became shareholders of the Centre Active U.S. Tax Exempt Fund. The Reorganization was designed to qualify as a tax-free reorganization for federal income tax purposes.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Centre American Select Equity Fund	10,706,599	$130,437,982	ISI Strategy Fund	7,321,641	$89,192,637
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Treasury Fund	5,009,326	$50,307,353
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Bond Fund	5,315,433	$53,392,772
Centre Active U.S. Tax Exempt Fund	–	$–	ISI Municipal Fund	5,713,586	$60,767,166

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Centre Funds	Notes to Financial Statements

September 30, 2016

The investment portfolio fair value and unrealized appreciation as of March 17, 2015 for each of the Acquired Funds were as follows:

Acquired Fund	Portfolio Fair Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
ISI Treasury Fund	$49,913,765	2,125,302
ISI Municipal Fund	$60,450,343	2,692,281
ISI Bond Fund	$52,835,686	(1,070,392)
ISI Strategy Fund	$90,586,178	24,657,375

Immediately following the Reorganization the net assets of the combined Funds were as follows:

Combined Net Assets
Centre American Select Equity Fund	$219,630,619
Centre Active U.S. Treasury Fund	$120,963,361
Centre Active U.S. Tax Exempt Fund	$60,767,166

There were no unused capital loss carryforwards of the Acquired Funds, subject to tax limitations, for potential utilization as of the closing date of the Reorganization, March 17, 2015.

Assuming the Reorganization had been completed on October 1, 2014, the beginning of the annual reporting period for the Acquiring Funds, the Acquiring Funds’ pro forma results of operations for the period ended September 30, 2015 are as follows:

Acquiring Fund	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Centre American Select Equity Fund	$1,402,275	$638,759	$2,041,034
Centre Active U.S. Treasury Fund	$1,831,415	$(3,900,424)	$(2,069,009)
Centre Active U.S. Tax Exempt Fund	$1,203,606	$(332,717)	$870,889

Because each of the investment portfolios that were combined through the Reorganization has been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the applicable Acquiring Funds’ Statement of Operations since March 17, 2015.

11. SUBSEQUENT EVENT

After Board approval, the Centre Global ex-U.S. Select Equity Fund was liquidated on October 26, 2016.

On November 18, 2016, the Board approved to liquidate the Centre Multi-Asset Real Return Fund on December 13, 2016.

12. RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact to the financial statements and disclosures.

Annual Report | September 30, 2016	51

Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Centre Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds, comprising Centre American Select Equity Fund, Centre Global ex-U.S. Select Equity Fund, Centre Active U.S. Treasury Fund, Centre Active U.S. Tax Exempt Fund, and Centre Multi-Asset Real Return Fund (the “Funds”), as of September 30, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended prior to September 30, 2016 were audited by other auditors, whose report dated November 24, 2015 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Centre Funds as of September 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 11 to the financial statements, the Board of Trustees approved the liquidations of the Centre Global ex-U.S. Select Equity Fund and Centre Multi-Asset Real Return Fund, effective October 5, 2016 and November 18, 2016, respectively. As of these dates, the Funds will cease operations and begin orderly liquidations.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 23, 2016

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Centre Funds	Additional Information

September 30, 2016 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12‐month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1‐855‐298‐4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N‐Q filing must be made within 60 days of the end of the quarter. Forms N‐Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1‐855‐298‐4236.

TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2015 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	100.00%
Centre Global ex‐U.S. Select Equity Fund	100.00%
Centre Multi‐Asset Real Return Fund	100.00%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2015 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	100.00%
Centre Global ex‐U.S. Select Equity Fund	0.00%
Centre Multi‐Asset Real Return Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centre American Select Equity Fund, Centre Multi‐Asset Real Return Fund, and Centre Active US Tax Exempt Fund designate $16,168,823, $1,027,637, and $960,301 respectively as long‐term capital gain dividends.

During the year ended September 30, 2016, 99.22% of the dividend paid by the Centre U.S. Tax Exempt Fund from net investment income should be treated as tax‐exempt dividends.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

At an in‐person meeting held on September 9, 2016, the Trustees, including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the American Select Equity Fund; the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Global ex‐U.S. Select Equity Fund; the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Multi‐Asset Real Return Fund; the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Active U.S. Tax Exempt Fund; and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Active U.S. Treasury Fund. In considering whether to approve the renewal of each Investment Advisory Agreement (together, the “Advisory Agreements”), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services
The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the investment style and approach of the Adviser, the Adviser’s performance record and overall reputation. The Trustees considered the investment personnel responsible for the day‐to‐day management of each Fund’s portfolio and such personnel’s experience managing such Fund and investment vehicles employing investment strategies similar to those employed by the Fund. The Trustees also considered information describing the Adviser’s compliance policies and procedures, including policies reasonably  designed  to  ensure  each  Fund’s  compliance  with  its  investment  objective,  policies  and  restrictions,  and  applicable  regulatory requirements. The Trustees considered their discussions with advisory personnel of the Adviser about the Adviser’s responses to the questions raised by the Trustees included in the Meeting Materials. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support approval of the renewal of the Advisory Agreements.

Annual Report | September 30, 2016	53

Centre Funds	Additional Information

September 30, 2016 (Unaudited)

Performance
The  Trustees  considered  information  regarding  the  Funds’  performance,  including  information  comparing  each  Fund’s  performance  to  the performance of its benchmark and Morningstar peer group for the 1‐, 3‐, and 5‐year periods, as applicable, as of July 30, 2016. The Trustees noted that the Tax Exempt Fund was the successor fund to Managed Municipal Fund, Inc. (the “Predecessor Fund”) pursuant to a reorganization that closed on March 17, 2015, and that the performance of the Tax Exempt Fund prior to that date represented the performance of the Predecessor Fund, as adjusted to reflect the fees of the Tax Exempt Fund. The Trustees also noted that none of the American Select Equity Fund, the Global ex‐U.S. Select Equity Fund, or the Multi‐Asset Real Return Fund had five years of performance as of July 30, 2016, and that the Treasury Fund did not have three years of performance as of July 30, 2016. The Trustees also considered the respective investment strategy of each Fund, noting the Adviser’s representation that the Funds are managed to perform their investment objectives over a long‐term investment cycle. Based on the foregoing, the Board determined that the Adviser’s management of the Funds could benefit the Funds and their shareholders.

Profitability
The Trustees considered information regarding the estimated profitability of the Funds to the Adviser, including information about the approximate monthly gross profit to the Adviser for managing each Fund. The Trustees also considered other benefits to the Adviser as a result of its relationship with the Funds. The Trustees also noted that there is a breakpoint applicable to the advisory fees of the American Select Equity Fund for assets in excess  of  $1  billion.  The  Trustees  concluded  that  the  Adviser’s  profitability  would  not  prevent  them  from  approving  the  renewal  of  the  Advisory Agreements.

Economies of Scale
The Trustees considered information concerning potential economies of scale for each Fund, noting that each of the Funds is subject to an operating expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund.

Comparisons of the Advisory Fees and Select Expense Ratios
The Trustees reviewed and discussed the advisory fees paid to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to each Fund as of July 30, 2016, a comparison of the Fund’s advisory fees to the applicable Morningstar Category median advisory fee rate and the net expense ratio of the Fund’s Investor Class shares compared to the Morningstar category average expense ratio and the median net expense ratio (the “Comparable Fund Expense Ratio”) of similarly‐situated funds selected by the Adviser based on philosophy and asset class. The Trustees discussed the advisory fees and expense information included in the Meeting Materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund. The Trustees also considered that, for each Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust.

After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to the Adviser by the Funds under the Advisory Agreements were reasonable in light of the services provided.

Conclusion
The Trustees, including a majority of the Disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of  the  information  reviewed  by  the  Trustees,  that  renewal  of  the  Advisory  Agreements  was  in  the  best  interest  of  the  Funds  and  their shareholders.

54	centrefunds.com

Centre Funds	Trustees and Officers

September 30, 2016 (Unaudited)

The following tables provide certain information regarding the Trustees and Officers of Centre Funds as of September 30, 2016 of each of the persons currently serving as a Trustee or Officer of the Trust. The business address of each Trustee or Officer is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll‐free) at 1‐855‐298‐4236.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012–present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999–present; Ph.D in Business from the University of Chicago Booth School of Business; former and current member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing, respectively; author of Foundations of Economic Value Added Second Edition; co‐author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co‐ author and co‐editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value‐Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011
Fulbright‐Aalto University Distinguished Chair; Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993–present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008–present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005–2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003–2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999–2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.
				5	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder and Managing Member of JMM Capital & Consulting, LLC from 2013–present; advisor and independent contractor to Linium SOS 2014‐2016; Executive Vice President, AltX Group, Inc. from 2012–2014; Managing Director, Chief Business Development and Strategy Officer, Surge Trading Inc. from 2009–2011.	5	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Annual Report | September 30, 2016	55

Centre Funds	Trustees and Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James A. Abate 1965	Trustee	Since 6/2011	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006–present.	5	None
	President and Secretary	Since 11/2013

OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A
Ningxi Xu 1989	Treasurer	Since 9/2015	Ms. Xu joined Centre Asset Management, LLC in August 2015 as an analyst. Prior thereto, Ms. Xu served as an associate at TRACE International, Inc. since 2013.	N/A	N/A

56	centrefunds.com

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.  Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the Registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $52,750 and $62,000, respectively.

(b)
Audit-Related Fees:  For the Registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees:  For the Registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $17,500, respectively.  The fiscal years 2016 and 2015 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees:  For the Registrant’s fiscal years ended September 30, 2016 and  September 30, 2015, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2016 and September 30, 2015 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 7, 2016

By:	/s/ Ningxi Xu
Ningxi Xu
Treasurer (Principal Financial Officer)

Date:	December 7, 2016